Exhibit 10.6

REAFFIRMATION OF GUARANTY

This Reaffirmation of Guaranty (“Reaffirmation”) is made as of this 11th day of December 2009 (the “Effective Date”), by and among the undersigned guarantors (collectively, jointly and severally, “Guarantors,” and each, individually, a “Guarantor”), in favor of _____________________ (together with its successors and assigns, “Noteholder”).

RECITALS

A.           Workstream Inc. (the “Company”) and the Noteholder entered into that certain Exchange Agreement, dated as of August 29, 2008, by and between the Company and the Noteholder (the “2008 Exchange Agreement”).

B.           In connection with the 2008 Exchange Agreement, the Guarantors guaranteed the prompt payment and performance of the liabilities and obligations of the Company to the Noteholder, pursuant to that certain Guaranty, dated as of August 29, 2008 (as amended and reaffirmed through the date hereof, the “Guaranty”). Capitalized terms used, but not specifically defined, herein shall have the meaning provided for such terms in the Guaranty.

C.           The Company and the Noteholder entered into that certain Exchange Agreement dated as of December 11, 2009 (the “2009 Exchange Agreement”), pursuant to which, among other things, the Company will issue to the Noteholder the Notes (as defined in the 2009 Exchange Agreement) in exchange for the Holder’s 2008 Note (as defined in the 2009 Exchange Agreement).

D.           In connection with the transactions contemplated by the 2009 Exchange Agreement, the each of the Guarantors have agreed reaffirm the continued effectiveness of the Guaranty.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees as follows:

 1.  The Recitals are hereby incorporated into and shall become part of this Reaffirmation.

 2.  Such Guarantor has received and reviewed a copy of the 2009 Exchange Agreement and the other Exchange Documents (as defined in the 2009 Exchange Agreement) (including, without limitation, the Notes) and hereby consents to the terms thereof and the execution, delivery and performance thereof and the incurrence of any additional Guaranteed Obligations as contemplated thereunder.

 3.  Such Guarantor hereby (i) ratifies and reaffirms the continued effectiveness of the Guaranty, (ii) acknowledges that (a) it has no defenses, claims or setoffs to the enforcement by the Noteholder of any of the liabilities, obligations or agreements of such Guarantor under the Guaranty (and to the extent any such defenses, claims or setoffs exist such Guarantor hereby waives and releases the Noteholder from the same) and (b) the Noteholder does not waive, diminish or limit any term or condition contained in the Guaranty, (iii) agrees, for clarification purposes, that the term “Notes” in Section 2 of the Guaranty and the term “Transaction Documents” in the Guaranty each have the meanings ascribed to such terms in the Security Agreement and (iv) agrees that the Guaranty and the guaranties, liabilities, obligations, covenants and agreements thereunder of such Guarantor thereunder shall not be affected, modified, diminished, discharged, qualified, limited or impaired or adversely affected, in any manner or to any extent by the 2009 Exchange Agreement, any of the other Exchange Documents (as defined in the 2009 Exchange Agreement) or any of the transactions contemplated thereby or any action taken by the Noteholder or any other matter, fact or circumstance. Such Guarantor further represents and warrants to the Noteholder that all of the representations and warranties set forth in the Guaranty are true and correct as if made by such Guarantor on the date hereof.

 4.  This Reaffirmation shall inure to the benefit of the Debt Investor and its successors and assigns and be binding upon the Guarantors and their respective successors and assigns.

 5.  This Reaffirmation may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Reaffirmation as of the day and year first above written.

6FIGUREJOBS.COM, INC., a Delaware corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO
WORKSTREAM USA INC., a Delaware corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO
PAULA ALLEN HOLDINGS, INC., a Florida corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO
THE OMNI PARTNERS, INC., a Florida corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO
WORKSTREAM MERGER SUB INC., a Delaware corporation By: /s/ Michael Mullarkey Name: Michael Mullarkey Title: CEO